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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

EVANS & SUTHERLAND COMPUTER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Utah	001-14677	87-0278175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Komas Drive, Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

(801) 588-1000

(Registrant’s telephone number, including area code)

____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Evans & Sutherland Computer Corporation (the “Company”) held its 2012 Annual Meeting of Shareholders on May 17, 2012. The matters voted upon at the meeting included the election of one director and the ratification of the Company’s independent registered public accounting firm for 2012. The votes cast with respect to these matters were as follows:

Proposal 1: Election of Director:

	Number of Shares	Number of Shares
Nominee	Voted For	Withheld

James P. McCarthy	5,603,074	535,735

Proposal 2: Ratification of Tanner LC as the independent registered public accounting firm for 2012:

Number of Shares	Number of Shares	Number of Shares
Voted For	Voted Against	Abstained

10,678,874	37,732	2,001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2012	EVANS & SUTHERLAND COMPUTER
CORPORATION

	By:	/s/ Paul Dailey
	Name:	Paul Dailey
	Its:	Chief Financial Officer and Corporate Secretary